SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
[ x ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a -11(c) or Section 240.14a -12

GOLDEN QUEEN MINING CO. LTD.
(Name of Registrant as Specified In Its Charter)

__________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GOLDEN QUEEN MINING CO. LTD.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON MAY 28, 2008

The 2008 Annual General Meeting of Shareholders of Golden Queen Mining Co. Ltd. (the “Company”) will be held at 10:00 a.m. Pacific Daylight Time on Wednesday, May 28, 2008, at Suite 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, for the following purposes:

1.	To receive the financial statements of the Company for its financial year ended December 31, 2007 together with the report of the independent auditors thereon;

2.	To elect five directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected or appointed;

3.	To ratify the appointment of BDO Dunwoody LLP as independent auditors of the Company for the financial year ended December 31, 2008;

4.	To approve the Company’s 2008 stock option plan; and

5.	To transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

The board of directors has fixed April 1, 2008, as the record date for determining shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Meeting.

All shareholders are invited to attend the Annual General Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided to ensure your representation. All proxies must be received by our transfer agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address of our transfer agent is as follows: Computershare Trust Company of Canada, Proxy Dept., 100 University Ave., 9th Floor, Toronto, ON, M5J 2Y1, fax number, within North America, 1-866-249-7775 and outside North America, (416) 263-9524. Shareholders of record attending the Annual General Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this 25th day of April, 2008.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ H. Lutz Klingmann
H. Lutz Klingmann
President and Director

GOLDEN QUEEN MINING CO. LTD.

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 28, 2008

In this Proxy Statement and Information Circular, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars. As at April 1, 2008, one Canadian dollar was equal to approximately $0.97 in U.S. Currency.

GENERAL

The enclosed proxy is solicited by the board of directors of Golden Queen Mining Co. Ltd., a British Columbia corporation (the "Company" or “Golden Queen”), for use at the Annual General Meeting of Shareholders (the “Meeting”) of Golden Queen to be held at 10:00 a.m. Pacific Daylight Time on Wednesday, May 28, 2008, at the offices of Morton & Company, 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, and at any adjournment or postponement thereof.

Our administrative offices are located at 6411 Imperial Avenue, West Vancouver, British Columbia, V7W 2J5. This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about April 25, 2008.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $12,000.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company ("Management Proxyholder"). A shareholder desiring to appoint some other person ("Alternate Proxyholder") to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxyholder need not be a shareholder of the Company. All completed proxy forms must be deposited with Computershare Investor Services Inc. not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favour of matters described in the proxy. In the absence of any direction as to how to vote the shares, an Alternate Proxyholder has discretion to vote them as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. If you submit a proxy, you must complete, date and sign the Proxy, and then return it to the Company's transfer agent, Computershare Investor Services Inc. by fax within North America at 1-866-249-7775, outside North America at (416) 263-9524, or by mail or by hand delivery at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1 not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold Shares in their own name. Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of Shares).

If Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Shares will not be registered in the shareholder's name on the records of the Company. Such Shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting.

The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge, Investor Communication Services ("Broadridge") in the United States and in Canada. Broadridge mails a voting instruction form in lieu of a Proxy provided by the Company. The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge's instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote Shares directly at the Meeting - the voting instruction form must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Meeting in order to have the Shares voted.

Although as a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of your broker, you, or a person designated by you, may attend at the Meeting as proxyholder for your broker and vote your Shares in that capacity. If you wish to attend at the Meeting and indirectly vote your Shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Shares.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)

Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder’s authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Computershare Investor Services Inc. at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)	Personally attending the meeting and voting the registered shareholders’ shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Only registered shareholders have the right to revoke a Proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is at least two persons present in person being shareholders entitled to vote at the Meeting or duly appointed proxies or representatives for absent shareholders so entitled. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the fixing of the number of directors at five, “FOR” the election of each of the nominees to the board of directors named on the following page, "FOR" the resolution to ratify the appointment of BDO Dunwoody LLP as independent auditors of the Company for the financial year ended December 31, 2008 and “FOR” the approval of the Company’s 2008 stock option plan. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

On April 1, 2008 (the “Record Date”) there were 85,640,880 shares of our common stock (the "Common Stock"), issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the Directors and executive officers of the Company, the beneficial owners or persons exercising control over Company shares carrying more than 5% of the outstanding voting rights are:

Name and Address	Number of Shares(1)(2)	Approximate % of Total Issued
Landon T. Clay	14,663,719	17.12%
David T. Lu	13,047,964	15.23%
Sprott Asset Management Inc.	14,419,000	16.84%
Harris Clay	6,555,530	7.65%
Jonathan Schwartz	4,796,515	5.60%

(1)	The above information was supplied to the Company from the insider reports and beneficial ownership reports filed with the SEC.

(2)

The holdings represent registered and beneficial ownership, and for the purposes hereof beneficial ownership is presumed where sole voting and dispositive power is declared without disclaiming beneficial ownership.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PROPOSAL 1
NUMBER OF DIRECTORS

The board of directors proposes to fix the number of Directors of the Company at five. Under British Columbia corporate legislation, a public company is required to have a minimum of three directors. In addition, a public company is required to have an audit committee that must be composed of at least three members. Each audit committee member must be an independent director of the Company and financially literate. Accordingly, the Company has determined that fixing the number of directors at five is required to meet these requirements. Our articles permit the number of directors to be set by ordinary resolution of shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" SETTING THE NUMBER OF DIRECTORS AT FIVE.

PROPOSAL 2
ELECTION OF DIRECTORS

The board of directors proposes that the following five nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: H. Lutz Klingmann, Edward G. Thompson, Gordon C. Gutrath, Chester Shynkaryk, and Landon Clay.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the board of directors anticipates that the five nominees will be available to serve as directors of Golden Queen, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

The following table sets out the names of the nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position with the Company	Director Since	# Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised[3]	Principal Occupation [1]
H. LUTZ KLINGMANN Director, President 6411 Imperial Avenue West Vancouver, BC V7W 2J5 Canada	March 1, 2001	775,000[4]
Mr. Klingmann was appointed president of the Company on November 29, 2002. He also acts as a director of Minto Explorations, Ltd. and has served as such since its inception in 1993. Mr. Klingmann is a registered professional engineer.

CHESTER SHYNKARYK[2] Director 9478 Thomas Drive Richmond, BC V7E 5Y4 Canada	November 21, 1985	610,000 [4]
Mr. Shynkaryk served as the president of the Company from 1985 to 1995, and as Secretary from 1996 to 2004. In addition, he serves as a director of Consolidated Global Minerals Ltd. and Global Uranium Corp.

GORDON C. GUTRATH[2] Director 4482 Quesnel Drive Vancouver, BC V6L 2X6 Canada	August 14, 1987	595,000 [4]
Mr. Gutrath’s principal occupation is president of Atled Exploration Management Ltd. As the founder of Queenstake Resources in 1977, he served as its president from 1977 until 1985. Mr. Gutrath is a professional geologist and a registered professional engineer in British Columbia.

EDWARD G. THOMPSON[2] Director 111 Moore Avenue Toronto, Ontario M4T 1V7 Canada	November 25, 1994	765,500 [4]
Mr. Thompson’s principal occupation is president of E.G. Thompson Mining Consultants, Inc. He was elected Chairman effective January 29, 1997 and was appointed president and chief executive officer on February 28, 2000, and served as such until November 29, 2002. Since 1990, he has also served as president of E.G. Thompson Mining Consultants Inc., which he owns. He is also chairman of Sparton Resources Inc. He serves on the board of directors of Chariot Resources Ltd., Castle Gold Corp., Freewest Resources (Canada), Sparton Resources, Inc., Western Troy Capital Resource, Inc., and Copper Reef Mining Corporation. Mr. Thompson graduated from the University of Toronto in 1959 with a degree in mining geology and in 1960 he earned a degree in economic geology. He has been a member of the Professional Engineers of Ontario since 1961.

LANDON CLAY Director 101 Prospect Street Providence, Rhode Island 02906 USA	May 31, 2006	14,663,719
Mr. Clay’s principal occupation is serving as the Chairman of the Clay Mathematics Institute (the world's first privately-funded mathematics institute), Chairman of the Caribbean Conservation Corporation, and on various other boards including the Museum of Fine Arts, Boston and Cold Spring Harbor Laboratory. In 2006, Mr. Clay was elected a director of the Whitehead Institute in Cambridge, MA and has also served as a director of ADE Corp. since 1970. Mr. Clay graduated with a Bachelor of Arts degree in 1949 at Harvard College.

[1]	Unless otherwise stated above, any nominees named above not elected at the last annual general meeting have held the principal occupation or employment indicated for at least five years.
[2]	Member of Audit Committee.
[3]	Based upon information furnished to Golden Queen by either the directors and executive officers or from the insider reports available at www.sedi.com.
[4]

These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include, respectively for each director or officer, shares issuable upon exercise of options as follows: 600,000 shares issuable to Edward G. Thompson; 500,000 shares issuable to Chester Shynkaryk; 500,000 shares issuable to Gordon C. Gutrath and 700,000 shares issuable to H. Lutz Klingmann.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 1, 2008 by:

(i)	each director of Golden Queen;
(ii)	each of the Named Executive Officers of Golden Queen; and
(iii)	all directors and executive officers as a group.

Except as noted below, Golden Queen believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned[2]	Percentage of Shares Beneficially Owned[1]
H. LUTZ KLINGMANN, Director, President 6411 Imperial Avenue West Vancouver, BC Canada V7W 2J5	775,000[1]	0.88%
CHESTER SHYNKARYK, Director 4690 55B Street Delta, BC Canada V4K 3B7	610,000[1]	0.69%
GORDON C. GUTRATH, Director RR 2, Site 5B, Comp. 4 Chase, BC Canada V0E 1M0	595,000[1]	0.68%
EDWARD G. THOMPSON, Director Suite 501, 55 University Street Toronto, Ontario Canada M5J 2H7	765,500[1]	0.87%
LANDON CLAY, Director 101 Prospect Street Providence, Rhode Island 02906 USA	14,663,719	16.67%
All officers and directors (5) persons	17,486,219	19.79%

[1]

These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include, respectively for each director or officer, shares issuable upon exercise of options as follows: 600,000 shares issuable to Edward G. Thompson; 500,000 shares issuable to Chester Shynkaryk; 500,000 shares issuable to Gordon C. Gutrath and 700,000 shares issuable to H. Lutz Klingmann.

[2]	Based on information obtained from publicly filed insider reports.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Golden Queen's directors, executive officers and persons who own more than 10% of a registered class of Golden Queen’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Golden Queen. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish Golden Queen with copies of all Section 16(a) reports they file.

To Golden Queen’s knowledge, based solely on a review of Forms 3 and 4, as amended, furnished to it during its most recent fiscal year, and Form 5, as amended, furnished to it with respect to such year, Golden Queen believes that during the year ended December 31, 2007, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the board of directors and the Executive of Golden Queen as of the Record Date:

Name	Age	Position	Position Held Since
Edward G. Thompson	71	Director	November 25, 1994
H. Lutz Klingmann	68	Director President	March 1, 2001 November 29, 2002
Chester Shynkaryk	63	Director	November 21, 1985
Gordon C. Gutrath	70	Director	August 14, 1987
Landon Clay	82	Director	May 31, 2006

All of the officers identified above serve at the discretion of the board of directors and have consented to act as directors of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of Golden Queen.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2007, the board of directors held one directors’ meeting. All other matters which required board approval were consented to in writing by all of the Company’s directors.

The board of directors has established an Audit Committee and a Compensation Committee. The board of directors has no standing nominating committee. Each of the Audit and Compensation Committees is responsible to the full board of directors. The functions performed by these committees are summarized below:

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Golden Queen’s financial reporting compliance procedures. The members of the Audit Committee are Chester Shynkaryk, Edward G. Thompson and Gordon C. Gutrath.

In the course of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended December 31, 2007; (2) received a report from BDO

Dunwoody LLP our independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committee”; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the foregoing review and discussions, the board has concluded that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC.

Compensation Committee. The Compensation Committee reviews and approves the compensation of Golden Queen’s officers, reviews and administers Golden Queen’s stock option plans for employees and makes recommendations to the board of directors regarding such matters. The members of the Compensation Committee are H. Lutz Klingmann, Edward G. Thompson and Chester Shynkaryk.

Nominating Committee. No Nominating Committee has been appointed. Nominations of directors are made by the board of directors. The Directors are of the view that the present management structure does not warrant the appointment of a Nominating Committee.

DIRECTORS COMPENSATION

Directors’ fees will be paid to each director in the amount of C$2,000, or $2,000 as appropriate, for the year ended December 31, 2007 and per year thereafter. The fees in respect of each year will be paid on December 1 of that year.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all information concerning the total compensation of Golden Queen’s president, chief executive officer, chief financial officer, and the three other most highly compensated officers during the last fiscal year (the “Named Executive Officers”) during the last three completed fiscal years for services rendered to Golden Queen in all capacities.

Name and Principal Position	Year Ended	Salary ($)	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation
H. Lutz Klingmann, President	2007 2006 2005	$126,450 $111,116 $107,308	Nil Nil Nil	Nil Nil Nil	Nil 350,000(1) 350,000(2)	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

(1)	350,000 stock options granted April 21, 2006, exercisable at a price of CAD$0.77 per share and expiring on April 20, 2011.
(2)	350,000 stock options granted February 1, 2005, exercisable at a price of CAD$0.35 per share and expiring on February 1, 2010.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	2,300,000	C$0.57	200,000
Equity compensation plans not approved by securityholders	Nil	Nil	Nil
Total	2,300,000	C$0.57	200,000

OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

The board of directors has approved the issuance of stock options to our employees, directors, officers and consultants. Unless otherwise provided by the board of directors, all vested options are exercisable for a term of five years from the date of grant. During the fiscal year ended December 31, 2007, Golden Queen granted no stock options to the Company’s Named Executive Officers.

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

No stock options were exercised by the Named Executive Officers during the Company’s fiscal year ended December 31, 2007 other than the following: On February 5, 2007 and April 23, 2007, 75,000 stock options were exercised at a price of C$0.50 per share by Edward Thompson. On April 13, 2007, 65,000 stock options were exercised at a price of C$0.50 per share by Chester Shynkaryk. On February 16, 2007 and April 13, 2007, 75,000 stock options were exercised at a price of C$0.50 per share by Gordon Gutrath. On May 3, 2007, 75,000 stock options were exercised at a price of C$0.50 per share by Lutz Klingmann.

OPTION AND SAR REPRICINGS

There was no repricing of options or SAR’s held by Named Executive Officers during the Company’s fiscal year ended December 31, 2007.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

There are currently no employment contracts in place with the directors and officers of Golden Queen other than the following: On March 11, 2004, we entered into a management agreement with Lutz Klingmann. Pursuant to the terms of the agreement, Mr. Klingmann acts as chief operating officer and has overall management responsibility for our operations. Mr. Klingmann receives C$60 per hour as compensation for his work and also receives C$5 per hour for use of his office, equipment and out-of-pocket expenses. The management agreement also provides for the issuance of up to 300,000 common shares of Golden Queen to Mr. Klingmann on attaining of certain milestones.

COMPENSATION COMMITTEE

Composition of the Compensation Committee

The members of the Compensation Committee during the year ended December 31, 2007 were Edward G. Thompson, Chester Shynkaryk and Gordon Gutrath. Mr. Shynkaryk was president of the Company until December 1, 1995 and has served as the Secretary of the Company since such time. Mr. Thompson served as president until November 29, 2002.

Report on Executive Compensation

The Compensation Committee of the board of directors is responsible for reviewing and approving the remuneration of the senior management of the Company, including the President and chief executive officer. The guiding philosophy of the Compensation Committee in the determination of executive compensation is ensuring that the Company is able to attract the best possible candidates for management positions, given the high level of competition for competent management in the mining industry, and to align the interests of management with those of the Company’s shareholders.

The Company’s executive compensation policies are designed to recognize and reward individual contribution, performance and level of responsibility and ensure that the compensation levels remain competitive with other precious metals development and mining companies. The key components of total compensation are base salary and incentives.

The Compensation Committee uses industry compensation data as a basis for determining appropriate base salary ranges. Within these ranges, the base salaries are established to reflect the individual executive's proven and expected contribution and responsibility.

Stock options are granted to executive officers to align the financial interests of management with the interests of shareholders of the Company and to encourage executive officers to focus on strategies and results that enhance shareholder value in the longer term. The number of options to purchase Common Shares granted to each individual will depend largely on his level of responsibility and contribution to the Company’s performance.

The Compensation Committee considers, on an ongoing basis, the appropriateness and effectiveness of the Company’s executive compensation policies, given prevailing circumstances.

Submitted by the Compensation Committee.
EDWARD G. THOMPSON (Chairman), GORDON GUTRATH. AND CHESTER SHYNKARYK.

PERFORMANCE GRAPH

The following graph tracks the percentage change in the Company’s share price compared to the percentage change in the CBOE Gold Index.

	December 31, 2003	December 31, 2004	December 31, 2005	December 31, 2006	December 31, 2007
Company	100	74	70	172	156
S&P/TSX Global Gold Index (SPTTGD)	100	91	110	143	135

COMPENSATION OF DIRECTORS

It is currently the policy of the Company to grant options to purchase Common Shares to its directors under the Company’s 1996 Stock Option Plan (the “Plan”). Generally, each director is granted options as may be appropriate in particular circumstances given other responsibilities assumed by the director in the Company’s affairs and contributions made by such director to the Company.

The Plan provides for the issuance of options to purchase Common Shares to the directors, officers and employees of the Company and its subsidiaries. The Plan is administered by the Compensation Committee of the board of directors of the Company. The Plan provides that a maximum of 3,300,000 Common Shares will be reserved, set aside and made available for issuance pursuant to options granted from time to time under the Plan, provided that, under the terms of the Plan, no person is entitled to be granted options to purchase Common Shares constituting more than 5% of the number of outstanding Common Shares.

The Plan provides that the exercise price of each option granted shall not be less than the market price of the Common Shares on the TSX on the trading day prior to the day on which the option is granted. The Plan provides that all options granted under such plan will expire not later than five years after the date of grant and, unless otherwise specifically determined at the time of the grant of any option, all options granted under the Plan expire 39 months after the date on which they are granted.

Options granted to employees of the Company and its subsidiaries under the Plan will vest, as to one-third of the number of Common Shares issuable upon the exercise of the options granted, on the date of grant and, as to an additional one-third of such number of Common Shares, on each of the next two anniversaries of such date. Options granted under the Plan to other persons vest immediately on the date of grant.

Options granted under the Plan are not transferable, other than by will or other testamentary instrument or the laws of succession. The Plan provides that where an optionee is dismissed, removed or otherwise ceases to be a director, officer or employee of the Company or its subsidiaries (other than for cause or as a result of his or her retirement or death), all unexercised options held by such person terminate on the earlier of 60 days after the optionee ceases to be a director, officer or employee of the Company or its subsidiaries or the normal expiry date of such unexercised options. Under the Plan, an optionee who retires at or after the age of 60 or after 20 years of employment by the Company or any of its subsidiaries may exercise vested options held by him or her at the date of retirement in accordance with the terms of such options as though the optionee had not retired. Options held by an optionee under the Plan at the time of his or her death will terminate on the earlier of one year after the date of death of the optionee or the normal expiry date of such options. In the event that an optionee is dismissed as a director, officer or employee of the Company or one of its subsidiaries for cause, all unexercised options held by such person immediately terminate.

No stock options were granted to the directors of the Company for the Company’s financial year ended December 31, 2007.

There are no other arrangements under which directors of the Company were compensated by the Company during the year ended December 31, 2007 for their services in their capacity as directors and, without limiting the generality of the foregoing, no additional amounts are payable under any standard arrangements for committee participation or special assignments, except that the Articles of the Company provide that the directors are entitled to be paid reasonable traveling, hotel and other expenses incurred by them in the performance of their duties as directors. The Company’s Articles also provide that if a director is called upon to perform any professional or other services for the Company that, in the opinion of the directors, is outside of the ordinary duties of a director, such director may be paid a remuneration to be fixed by the directors and such remuneration may be either in addition to or in substitution for any other remuneration that such director may be entitled to receive.

The aggregate direct remuneration paid or payable by the Company and its subsidiary (the financial statements of which are consolidated with those of the Company) to the directors and senior officers of the Company during the financial year ended December 31, 2007 was C$156,550, C$126,050 of which was paid to Mr. Klingmann for his services as president of the Company, C$24,500 of which was paid to Chester Shynkaryk as director’s fees and his services as secretary of the Company, C$2,000 of which was paid to Gordon Gutrath as director’s fees, C$2,000 of which was paid to Edward Thompson as director’s fees and $2,000 of which was paid to Landon Clay as director’s fees. No other compensation was paid or given during the year for services rendered by the directors in such capacity, and no additional amounts were payable at year-end under any standard arrangements for committee participation or special assignments.

REPORT OF CORPORATE GOVERNANCE

The TSX has adopted certain guidelines (the “Guidelines”) for listed companies regarding recommended corporate governance policies and practices. These Guidelines deal with the principal areas of responsibility of the board of directors and its committees and the composition of the board and these committees. This report reviews the Company’s corporate governance procedures and practices in comparison to the Guidelines.

Mandate and Responsibility of the Board

The board of directors of the Company is responsible for supervising management in carrying on the business and affairs of the Company. During the year ended December 31, 2007, the board held one meeting and consented other approval by way of consent resolutions. Directors are required to exercise their powers with reasonable prudence in the best interests of the Company. As recommended by the Guidelines, the board has expressly confirmed its commitment to the principles set out in the Guidelines and has accepted and confirmed its responsibility for overseeing management’s performance in the following particular areas as set out in the Guidelines:

• the strategic planning process of the Company;
• identification and management of the principal risks associated with the business of the Company;
• planning for succession of management;
• the Company’s policies regarding communications with its shareholders and others;
• the establishment by the Company of, and compliance with, appropriate environmental policies; and
• the integrity of the internal controls and management information system of the Company.

In carrying out its mandate, the board relies primarily on management to provide it with regular detailed reports on the operations of the Company and its financial position. The board reviews and assesses these reports and other information provided to it at meetings of the full board and its committees. The Company’s former president and chief executive officer, Edward G. Thompson, was a member of the board, and the Company’s present president, H. Lutz Klingmann, is a member of the board, giving the board direct access to information on his areas of responsibility. Other management personnel attend board meetings on request to provide information and answer questions.

The reports and information provided to the board on a regular basis discuss the Company’s operations with respect to the exploration and development of the Soledad Mountain Project and include such matters as the permitting process, property acquisitions, staff additions and changes, financing and investor relations activities, expenditures and results of operations and the procedures followed to monitor and manage the risks associated with the Company’s operations. At least semi-annually, management reports to the board on its strategic and business plan, performance relative to that plan and any changes in the plan. From time to time, members of the board may be involved with management in developing recommendations to the full board on particular issues such as acquisitions or financings. Certain areas of the board’s responsibility are delegated to regular or special committees of the board which report back to the full board on their considerations.

The Guidelines recommend that a board of directors and the chief executive officer should develop position descriptions and that the board of directors should approve or develop the corporate objectives which the chief executive officer is responsible for meeting. The mandate of the board has been established as overseeing the conduct of the business of the Company and supervising management. In connection with the appointment of H. Lutz Klingmann in November 2002 as the president, the board confirmed the corporate objectives which the president is responsible for meeting.

The Guidelines recommend that a board of directors should have in place appropriate structures and procedures to ensure that it can function independently of management. The board considers that Mr. Klingmann’s occupation of the position of president is not of such a nature as would prevent the board from effectively functioning independently of management. The Board is prepared to meet without management present any time it is considered necessary or appropriate.

The Guidelines recommend that a board of directors should implement a system which enables an individual director to engage an outside adviser at the expense of the corporation in appropriate circumstances. While the board has not formalized any such system, the members of the board are aware that they have the right to retain outside advisers, at the Company’s expense, when appropriate. The Guidelines recommend that a board of directors should examine its size with a view to its effectiveness. The board is satisfied that its current size is appropriate to effectively perform its duties.

Composition of the Board

The Guidelines recommend that a board of directors should be constituted with a majority of individuals who qualify as “unrelated directors”. An unrelated director is defined as a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the corporation, other than interests and relationships arising from shareholding. Based on this definition, the board has determined, as recommended by the Guidelines, that the board has a majority of unrelated directors, since three of the Company’s five directors qualify as unrelated directors. Mr. Klingmann is a related director. The board does not have a “significant shareholder” within the meaning of the Guidelines.

The Chairman of the Board, Edward G. Thompson, was not a member of management of the Company until he acted as President and Chief Executive Officer from of February 29, 2000 to November 29, 2002.

Committees of the Board

The Guidelines recommend that the committees of a board of directors generally should be composed of outside directors, a majority of whom are unrelated directors. The board has had two standing committees: the Audit Committee and the Compensation Committee, each comprised of one related director and two unrelated directors. The Audit Committee held one meeting during the year ended December 31, 2007. The Company does not have an Executive Committee.

The Guidelines recommend that the audit committee of a board of directors should be composed only of outside directors. The Audit Committee reviews and recommends for approval by the board the Company’s annual and six-month interim financial statements and all external financial reporting. It also reviews and follows up on major findings of financial audits to ensure the Company has an effective system of internal controls. The Audit Committee has direct access to the Company’s external auditors to discuss and review specific issues as appropriate.

The Guidelines recommend that a board of directors should review the compensation of directors. The Compensation Committee has responsibility for matters relating to executive and director compensation and planning for the succession of management of the Company.

The Guidelines recommend that a board of directors should appoint a nominating and governance committee of directors composed exclusively of outside directors to propose new nominees to the board of directors and assess directors on an ongoing basis. Although the Company does not have a nominating and governance committee, the board is satisfied that in view of size and composition of the board, it is more efficient and cost effective for the full board to perform the duties of the nominating and governance committee as set out in the Guidelines. The board recruits new directors as needed from time to time. Any appointment of a new director requires board approval and is subject, ultimately, to approval by the shareholders of the Company at the next annual general meeting of shareholders of the Company.

The Guidelines recommend that a board of directors should implement a process for assessing the effectiveness of the board as a whole, the committees of the board and the contribution of individual directors and provide an orientation and education program for new directors. The board as a whole is responsible for the orientation and education of new directors and the evaluation of the effectiveness of the board and its committees and the performance of directors. The board assesses and will make any changes necessary to improve board effectiveness and will consider and, if deemed advisable, establish a formal process of identifying, recruiting, appointing, re-appointing and providing ongoing development for directors.

The Guidelines recommend that a board of directors should expressly assume responsibility for developing the corporation’s approach to governance issues. The board as a whole takes responsibility for developing the Company’s approach to corporate governance issues, including, among other things, the Company’s response to the Guidelines.

Decisions Requiring Approval of the Board

Although the board has delegated responsibility for the day to day management of the Company to the president and chief executive officer, there are certain significant decisions which require the prior approval of the board. These include decisions with respect to major capital expenditures, the appointment of and compensation for officers of the Company, the adoption and amendment of incentive plans, share issues and repurchases, financing arrangements and material acquisitions and divestitures. Significant disclosure documents are also subject to board review and approval.

Shareholder Feedback and Concerns

Under the direction of the president and chief executive officer, the Company’s investor relations program includes discussions with individual shareholders and other stakeholders.

Board’s Expectations of Management

The process of setting the board’s expectations of management begins with the development of a strategic plan for the Company. Once the strategic plan has been approved by the board, it is management’s responsibility to successfully implement the plan. Management reviews periodically with the board its progress to date on the implementation of the strategic plan. On an annual basis, management also prepares an operating and financial plan for the upcoming year against which short term performance is measured. Performance in relation to the annual plan and other short term objectives is reviewed with the board on a regular basis.

In the board’s opinion, the current corporate governance practices of the Company are adequate and appropriate for a company at its stage of development and are consistent with both the spirit and intent of the Guidelines. The board will continue to review, and change where necessary, its approach to corporate governance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

The following is in addition to disclosure contained elsewhere herein respecting transactions involving management.

On March 11, 2004, we entered into a management agreement with Lutz Klingmann. Pursuant to the terms of the agreement, Mr. Klingmann acts as chief operating officer and has overall management responsibility for our operations. Mr. Klingmann receives C$60 per hour as compensation for his work and also receives C$5.00 per hour for use of his office, equipment and out-of-pocket expenses. The management agreement also provides for the issuance of up to 300,000 common shares of the Golden Queen to Mr. Klingmann on the attaining of certain milestones.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

BDO Dunwoody, LLP, served as Golden Queen’s independent auditors for the fiscal year ending December 31, 2007, and has been appointed by the board of directors to continue as Golden Queen’s independent auditor for Golden Queen’s fiscal year ending December 31, 2008, and until the next annual general meeting of shareholders.

The fees for services provided by BDO Dunwoody LLP to us in each of the fiscal years ended 2006 and 2007 were as follows:

Fees	2006	2007
Audit fees	$62,500	$88,000
Audit related fees	Nil	$7,200
Tax fees	$12,700	$12,100
All other fees	Nil	Nil

Although the appointment of BDO Dunwoody, LLP, is not required to be submitted to a vote of the shareholders, the board of directors believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent public accountant for the fiscal year ending December 31, 2008. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the board of directors of Golden Queen to select other auditors for the fiscal year ending December 31, 2008.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO DUNWOODY, LLP, AS GOLDEN QUEEN'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

PROPOSAL 4
APPROVAL OF 2008 STOCK OPTION PLAN

Stock Option Plan

The Company has adopted a 2008 stock option plan (the “Plan”), which is attached as Schedule “A” to this Information Circular. The Company is seeking shareholder approval for the adoption of the Plan and the approval of the number of shares reserved for issuance under the Plan in accordance with and subject to the rules and policies of the Toronto Stock Exchange (the “Exchange”). The following is a summary of the material terms of the Plan:

i)	the eligible participants under the Plan are directors, officers, employees and consultants of the Company;

ii)	the number of common shares reserved for issuance from time to time under the Plan is 7,200,000, which represents 8.41% of the number of issued and outstanding shares of the Company.

iii)

if any stock option is exercised or expires or otherwise terminates for any reason, the number of common shares in respect of which the stock option is exercised or expired or terminated shall again be available for the purposes of the Plan.

iv)

Options granted and outstanding under our previous 1996 Stock Option Plan will be governed by the new Plan. There are currently 2,300,000 stock options granted and outstanding pursuant to the Company’s previous stock option plan, which represents 2.68% of the number of issued and outstanding shares of the Company.

v)

the aggregate number of options awarded within any one-year period to insiders under the Plan or any previously established and outstanding stock option plans or grants, cannot exceed 10% of the issued Shares of the Company (calculated at the time of award); or the aggregate number of Shares reserved at any time for issuance to insiders upon the exercise of Options awarded under the Plan or any previously established and outstanding stock option plans or grants, cannot exceed 10% of the issued Shares of the Company (calculated at the time of award);

vi)	the maximum number of securities one person or company is entitled to receive is subject to the Exchange policies, and is otherwise not restricted;

vii)	the exercise price for securities under the Plan will be determined by the board of directors in its sole discretion as of the date of grant, and shall not be less than:

(a) if the Company’s shares are not listed for trading on an Exchange at the date of grant, the last price at which the Company’s shares were issued prior to the date of grant; or

(b) if the Company’s shares are listed for trading on an Exchange at the date of grant, the closing price of the Company’s shares on the day immediately preceding the date of grant.

viii)	The purchase price for securities under the Plan cannot be below the VWAP for the five trading days immediately prior to the date of award;

ix)

the value of a share for stock appreciation rights shall be determined, unless otherwise specified or permitted by applicable regulatory policies, based on the weighted average trading price per share for the five trading days immediately preceding the date the notice is received by the Company on the Exchange;

x)

a stock appreciation right granted pursuant to the Plan shall entitle the option holder to elect to surrender to the Company, unexercised, the option with which it is included, or any portion thereof, and to receive from the Company in exchange therefor that number of shares, disregarding fractions, having an aggregate value equal to the excess of the value of one share over the purchase price per share specified in such option, times the number of shares called for by the option, or portion thereof, which is so surrendered;

xi)

the board of directors may grant stock options to any director, officer or employee, together with a bonus consisting of a corresponding right to be paid, in cash, an amount equal to the exercise price of such stock options, subject to such provisos and restrictions as the board may determine, and subject to any applicable approvals, if required.

xii)	all options granted pursuant to the Plan will be subject to such vesting requirements as may be prescribed by the Exchange, if applicable, or as may be imposed by the board of directors;

xiii)

the expiry date of an option shall be the date so fixed by the board of directors at the time the particular option is awarded, provided that such date shall not be later than the fifth anniversary of the date of grant of the option;

xiv)

any options granted pursuant to the Plan will terminate generally within 90 days of the option holder ceasing to act as a director, officer, or employee of the Company or any of its affiliates, and within generally 30 days of the option holder ceasing to act as an employee engaged in investor relations activities, unless such cessation is on account of death. If such cessation is on account of death, the options terminate on the first anniversary of such cessation. If such cessation is on account of cause, or terminated by regulatory sanction or by reason of judicial order, the options terminate immediately. Options that have been cancelled or that have expired without having been exercised shall continue to be issuable under the Plan. The Plan also provides for adjustments to outstanding options in the event of any consolidation, subdivision, conversion or exchange of Company’s shares;

xv)	options may not be assigned or transferred;

xvi)	any substantive amendments to the Plan shall be subject to the Company first obtaining the approvals, if required, of:

(a)

the shareholders or disinterested shareholders, as the case may be, of the Company at general meetings where required by the rules and policies of the Exchange, or any stock exchange on which the Shares may then be listed for trading; and

(b) the Exchange, or any stock exchange on which the Shares may then be listed for trading;

xvii)

there are no provisions in the Plan for direct financial assistance to be provided by the Company to participants under the Plan to facilitate the purchase of securities under the Plan, although the Plan does permit stock appreciation rights and bonuses to be issued together with Options as described above;

xviii)	pursuant to the policies of the Exchange, the Plan must be approved by shareholders every three years; and

xix)	there are no entitlements under the Plan previously granted and subject to ratification by security holders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPANY’S 2008 STOCK OPTION PLAN.

OTHER MATTERS

Golden Queen knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF SHAREHOLDERS

Meeting Materials sent to Beneficial Owners who have not waived the right to receive Meeting Materials are accompanied by a Voting Instruction Form (“VIF”). This form is instead of a proxy. By returning the VIF in accordance with the instructions noted on it, a Non-Registered Holder is able to instruct the Registered Shareholder how to vote on behalf of the Non-Registered Shareholder. VIF’s, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares which they beneficially own. Non-Registered Holders receiving a VIF cannot use that form to vote common shares directly at the Meeting - Non-Registered Holders should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered. Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on his/her behalf, the Non-Registered holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder or his/her nominee the right to attend and vote at the Meeting.

Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2009 Meeting of Shareholders must be received by the Secretary of Golden Queen by December 31, 2008, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the B.C. Business Corporations Act.

ANNUAL REPORT ON FORM 10-K

A COPY OF GOLDEN QUEEN’S COMBINED ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT AS APPENDIX “B”. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, GOLDEN QUEEN MINING CO. LTD. AT 6411 IMPERIAL AVENUE, WEST VANCOUVER, BC, V7W 2J5.

Dated at Vancouver, British Columbia, this 25th day of April, 2008.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ H. Lutz Klingmann
H. Lutz Klingmann
President

Schedule “A”

GOLDEN QUEEN MINING CO. LTD.
2008 STOCK OPTION PLAN

ARTICLE I
Definitions and Interpretation

1.1 Definitions

As used herein, unless anything in the subject matter or context is inconsistent therewith, the following terms shall have the meanings set forth below:

(a)

“Administrator” means, initially, the secretary of the Company and thereafter shall mean such director or other senior officer or employee of the Company as may be designated as Administrator by the Board from time to time;

(b)	“affiliate” has the meaning ascribed thereto in the Securities Act (British Columbia);

(c)	“associate” has the meaning ascribed thereto in the Securities Act (British Columbia);

(d)	“Award Date” means the date on which the Board grants and announces a particular Option;

(e)	“Board” means the board of directors of the Company;

(f)

“Change of Control” means the acquisition by any person or by any person and a joint actor, whether directly or indirectly, of voting securities of the Company, which, when added to all other voting securities of the Company at the time held by such person or by such person and a joint actor, totals for the first time not less than fifty percent (50%) of the outstanding voting securities of the Company or the votes attached to those securities are sufficient, if exercised, to elect a majority of the board of Directors of the Company;

(g)	“Company” means Golden Queen Mining Co. Ltd.;

(h)	“Consultant” means an individual or Consultant Company, other than an Employee or a Director of the Company, that:

(i) is engaged to provide services to the Company or to an affiliate of the Company, other than services provided in relation to a distribution;

(ii) provides the services under a written contract between the Company or the affiliate and the individual or a Consultant Company; and

(iii) spends or will spend a significant amount of time and attention on the affairs and business of the Company or an affiliate of the Company;

(i)	“Consultant Company” means, for an individual consultant, a company which the individual consultant is an employee or shareholder;

(j)	“Director” means any individual holding the office of director or officer of the Company or an affiliate of the Company;

(k)	“Employee” means:

(i)

an individual who is considered an employee of the Company or its subsidiary under the Income Tax Act (Canada) (i.e. for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)

an individual who works full-time for the Company or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work, as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)

an individual who works part-time for the Company or its subsidiary on a continuing and regular basis providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source;

(l)	“Exchange” means the Toronto Stock Exchange, or if the Company is not listed thereon, then it shall mean such exchange or quotation system on which the Shares may be listed or quoted for trading;

(m)	“Exercise Notice” means the notice respecting the exercise of an Option, in the form set out as Schedule “B” hereto, duly executed by the Option Holder;

(n)

“Exercise Period” means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date, subject to the provisions of the Plan relating to the vesting of Options;

(o)	“Exercise Price” means the price at which an Option may be exercised as determined in accordance with paragraph 3.3;

(p)	“Expiry Date” means the date determined in accordance with paragraphs 3.4 and 3.8 and after which a particular Option cannot be exercised;

(q)	“insider” has the meaning ascribed thereto in the Securities Act (British Columbia);

(r)	“Option” means an option to acquire Shares, awarded to a Director, Employee or Consultant pursuant to the Plan;

(s)	“Option Certificate” means the certificate, substantially in the form set out as Schedule “A” hereto, evidencing an Option;

(t)

“Option Holder” means a Director, Employee or Consultant, or a former Director, Employee or Consultant, who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person;

(u)	“Plan” means this Golden Queen Mining Co. Ltd. 2008 stock option plan;

(v)	“Personal Representative” means:

(i) in the case of a deceased Option Holder, the executor (or the administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so); and

(ii) in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder;

(w)	“Securities Act” means the Securities Act, R.S.B.C. 1996, c.418, as amended, as at the date hereof; and

(x)	“Share” or “Shares” means, as the case may be, one or more common shares without par value in the capital of the Company.

1.2 Choice of Law

The Plan is established under and the provisions of the Plan shall be interpreted and construed in accordance with the laws of the Province of British Columbia.

1.3 Headings

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

ARTICLE II
Purpose and Participation

2.1 Purpose

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Directors, Employees and Consultants, to reward such of those Directors, Employees and Consultants as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long-term goals of the Company and to enable and encourage such Directors, Employees and Consultants to acquire Shares as long term investments.

2.2 Participation

The Board shall, from time to time, in its sole discretion determine those Directors, Employees and Consultants, if any, to whom Options are to be awarded. If the Board elects to award an Option to a Director, the Board shall, in its sole discretion but subject to paragraph 3.2, determine the number of Shares to be acquired on the exercise of such Option. If the Board elects to award an Option to an Employee or Consultant, the number of Shares to be acquired on the exercise of such Option shall be determined by the Board in its sole discretion, and in so doing the Board may take into account the following criteria:

(a)	the remuneration paid to the Employee or Consultant as at the Award Date in relation to the total remuneration payable by the Company to all of its Employees and Consultants as at the Award Date;

(b)	the length of time that the Employee or Consultant has been employed or engaged by the Company; and

(c)	the quality of work performed by the Employee or Consultant.

2.3 Notification of Award

Following the approval by the Board of the awarding of an Option, the Administrator shall notify the Option Holder of the award and may provide the Option Holder with an Option Certificate representing the Option so awarded.

2.4 Copy of Plan

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of the Plan, unless a copy has been previously provided to the Option Holder. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

2.5 Limitation

The Plan does not give any Option Holder that is a Director the right to serve or continue to serve as a Director of the Company nor does it give any Option Holder that is an Employee or Consultant the right to be or to continue to be employed or engaged by the Company.

ARTICLE III
Terms and Conditions of Options

3.1 Board to Allot Shares

The Shares to be issued to Option Holders upon the exercise of Options shall be allotted and authorized for issuance by the Board prior to the exercise thereof.

3.2 Number of Shares

The maximum number of Shares issuable under the Plan will be 7,200,000. Additionally, if at any time the Company is subject to restrictions on stock option grants prescribed by applicable securities laws or by an Exchange, the Company shall not grant Options which exceed such restrictions. Further, in no case shall:

(a)

the aggregate number of options awarded within any one-year period to insiders under the Plan or any previously established and outstanding stock option plans or grants, exceed 10% of the issued Shares of the Company (calculated at the time of award); or

(b)

the aggregate number of Shares reserved at any time for issuance to insiders upon the exercise of Options awarded under the Plan or any previously established and outstanding stock option plans or grants, exceed 10% of the issued Shares of the Company (calculated at the time of award).

If any Option is exercised or expires or otherwise terminates for any reason, the number of Shares in respect of which the Option is exercised or expired or terminated shall again be available for the purposes of the Plan.

3.3 Exercise Price

The Exercise Price shall be that price per share, as determined by the Board in its sole discretion as of the Award Date, at which an Option Holder may purchase a Share upon the exercise of an Option, and shall not be less than:

(a)	if the Company’s Shares are not listed for trading on an Exchange at the Award Date, the last price at which the Company’s Shares were issued prior to the Award Date; or

(b)	if the Company’s Shares are listed for trading on an Exchange at the Award Date, the VWAP for the five trading days immediately prior to the Award Date.

3.4 Term of Option

Subject to paragraph 3.5, the Expiry Date of an Option shall be the date so fixed by the Board at the time the particular Option is awarded, provided that such date shall not be later than the fifth anniversary of the Award Date of the Option.

3.5 Termination of Option

An Option Holder may, subject to any vesting provisions applicable to Options hereunder, exercise an Option in whole or in part at any time or from time to time during the Exercise Period provided that, with respect to the exercise of part of an Option, the Board may at any time and from time to time fix a minimum or maximum number of Shares in respect of which an Option Holder may exercise part of any Option held by such Option Holder. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. local time in Vancouver, British Columbia, on the Expiry Date. The Expiry Date of an Option shall be the earlier of the date so fixed by the Board at the time the Option is awarded and the date established, if applicable, in sub-paragraphs (a) to (c) below (the “Early Termination Date”):

(a)	Death

In the event that the Option Holder should die while he or she is still a Director (if he or she holds his or her Option as Director) or Employee or Consultant (if he or she holds his or her Option as Employee or Consultant), the Early Termination Date shall be twelve (12) months from the date of death of the Option Holder; or

(b)	Ceasing to hold Office

In the event that the Option Holder holds his or her Option as Director of the Company and such Option Holder ceases to be a Director of the Company other than by reason of death, the Early Termination Date of the Option shall be 90 days from the date the Option Holder ceases to be a Director of the Company unless the Option Holder ceases to be a Director of the Company but continues to be engaged by the Company as an Employee, in which case the Expiry Date shall remain unchanged, or unless the Option Holder ceases to be a Director of the Company as a result of:

	(i)	ceasing to meet the qualifications set forth in the Business Corporations Act (British Columbia); or

	(ii)	a resolution having been passed by the shareholders of the Company pursuant to the Business Corporations Act (British Columbia) removing the Director as such; or

	(iii)	by order of any securities commission or the Exchange or any other regulatory body having jurisdiction to so order,

in which case the Early Termination Date shall be the date the Option Holder ceases to be a Director of the Company.

(c)	Ceasing to be Employed or a Consultant

In the event that the Option Holder holds his or her Option as an Employee or Consultant of the Company and such Option Holder ceases to be an Employee or Consultant of the Company other than by reason of death, the Early Termination Date of the Option shall be 60 days from the date the Option Holder ceases to be an Employee or Consultant of the Company unless the Option Holder ceases to be an Employee or Consultant of the Company as a result of:

	(i)	termination for cause or, in the case of a Consultant, breach of contract; or

	(ii)	by order of any securities commission or the Exchange or any other regulatory body having jurisdiction to so order,

in which case the Early Termination Date shall be the date the Option Holder ceases to be an Employee or Consultant of the Company.

3.6 Vesting

All Options granted pursuant to the Plan will be subject to such vesting requirements as may be prescribed by the Exchange, if applicable, or as may be imposed by the Board.

3.7 Effect of a Take-Over Bid

If a bona fide offer (an “Offer”) for Shares is made to an Option Holder or to shareholders of the Company generally or to a class of shareholders which includes the Option Holder, which Offer, if accepted in whole or in part, would result in the offeror becoming a control person of the Company, within the meaning of the Securities Act, the Company shall, immediately upon receipt of notice of the Offer, notify each Option Holder of full particulars of the Offer, whereupon all Shares subject to Options will become vested and the Options may be exercised in whole or in part by each Option Holder so as to permit each Option Holder to tender the Shares received upon exercise of his Options, pursuant to the Offer. However, if:

(a)	the Offer is not completed within the time specified therein; or
(b)	all of the Shares acquired by the Option Holder on the exercise of his Option and tendered pursuant to the Offer are not taken up or paid for by the offeror in respect thereof,

then the Shares received upon the exercise of such Options, or in the case of clause (b) above, the Shares that are not taken up and paid for, may be returned by each Option Holder to the Company and reinstated as authorized but unissued Shares and with respect to such returned Shares, the Options shall be reinstated as if they had not been exercised and the terms upon which such Shares were to become vested pursuant to paragraph 3.6 shall be reinstated. If any Shares are returned to Company under this paragraph 3.7, the Company shall immediately refund the exercise price to the Option Holder for such Shares.

3.8 Acceleration of Expiry Date

If at any time when an Option granted under the Plan remains unexercised and an Offer is made by an offeror, the Directors may, upon notifying each Option Holder of full particulars of the Offer, declare all Shares issuable upon the exercise of Options granted under the Plan, vested, and, notwithstanding paragraphs 3.4 and 3.5, may declare that the Expiry Date for the exercise of all unexercised Options granted under the Plan is accelerated so that all Options will either be exercised or will expire prior to the date upon which Shares must be tendered pursuant to the Offer.

3.9 Effect of a Change of Control

If a Change of Control occurs, all Shares subject to each outstanding Option will become vested, whereupon all Options may be exercised in whole or in part by the Option Holders.

3.10 Assignment of Options

Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by paragraph 4.1, exercise the Option within the Exercise Period.

3.11 Adjustments

If prior to the complete exercise of any Option the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively the “Event”), an Option, to the extent that it has not been exercised, shall be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional Shares shall be issued upon the exercise of any Option and accordingly, if as a result of the Event, an Option Holder would become entitled to a fractional Share, such Option Holder shall have the right to purchase only the next lowest whole number of Shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded. Additionally, no lots of Shares in an amount less than 500 Shares shall be issued upon the exercise of the Option unless such amount of Shares represents the balance left to be exercised under the Option.

ARTICLE IV
Exercise of Option

4.1 Exercise of Option

An Option may be exercised only by the Option Holder or the Personal Representative of any Option Holder. An Option Holder or the Personal Representative of any Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to Golden Queen Mining Co. Ltd. in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

4.2 Issue of Share Certificates

As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares purchased pursuant to the exercise of the Option. If the number of Shares purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the aforesaid share certificate for the balance of Shares available under the Option.

4.3 Condition of Issue

The issue of Shares by the Company pursuant to the exercise of an Option is subject to this Plan and compliance with the laws, rules and regulations of all regulatory bodies applicable to the issuance and distribution of such Shares and to the listing requirements of any stock exchange or exchanges on which the Shares may be listed. The Option Holder agrees to comply with all such laws, rules and regulations and agrees to furnish to the Company any information, report and/or undertakings required to comply with and to fully co-operate with the Company in complying with such laws, rules and regulations.

ARTICLE V
STOCK APPRECIATION RIGHTS

5.1 Stock Appreciation Rights

Any Option granted under this Plan may include a stock appreciation right, either at the time of grant or by adding it to an existing Option; subject, however, to the grant of such stock appreciation right being in compliance with the applicable regulations and policies of the Exchange.

5.2 Stock Appreciation Rights Tied to Options

A stock appreciation right which may be granted pursuant to this Plan shall be exercisable to the extent, and only to the extent, the Option with which it is included is exercisable. To the extent that a stock appreciation right included in or attached to an Option granted hereunder is exercised, the Option to which it is included or attached shall be deemed to have been exercised to a similar extent.

5.3 Terms of Stock Appreciation Rights

A stock appreciation right granted pursuant to this Plan shall entitle the Option Holder to elect to surrender to the Company, unexercised, the Option with which it is included, or any portion thereof, and to receive from the Company in exchange therefore that number of Shares, disregarding fractions, having an aggregate value equal to the excess of the value of one Share over the purchase price per Share specified in such Option, times the number of Shares called for by the Option, or portion thereof, which is so surrendered. The value of a Share shall be determined for these purposes, unless otherwise specified or permitted by applicable regulatory policies, based on the weighted average trading price per Share on the Exchange for the five trading days immediately preceding the date the notice provided for in section 5.1 hereof is received by the Company.

5.4 Exercise of Stock Appreciation Rights

Subject to the provisions of the Plan, a stock appreciation right granted hereunder may be exercised from time to time by delivering to the Company the Exercise Notice.

ARTICLE VI
Bonuses

6.1 Grant of Bonus

The Board shall have the right to determine and to grant Options to any Director or Employee, together with a corresponding right to be paid, in cash, an amount equal to the exercise price of such Options, subject to such provisos and restrictions as the Board may determine, and subject to any applicable Exchange or other approvals, if required.

6.2 Number of Shares

The Options granted as part of the bonus provided in section 6.1 shall be included in, and are not in addition to, the maximum number of Options which may be granted under this Plan from time to time.

ARTICLE VII
Administration

7.1 Administration

The Plan shall be administered by the Administrator on the instructions of the Board. The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such regulations shall form part of the Plan. The Board may delegate to the Administrator or any Director, officer or employee of the Company such administrative duties and powers as it may see fit.

7.2 Interpretation

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

ARTICLE VIII
Amendment and Termination

8.1 Prospective Amendment

Subject to applicable regulatory and, if required by any relevant law, rule or regulation applicable to the Plan, to shareholder approval, the Board may from time to time amend the Plan and the terms and conditions of any Option thereafter to be granted and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Shares or for any other purpose which may be permitted by all relevant laws, rules and regulations provided always that any such amendment shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment. Notwithstanding the foregoing, the Board may, subject to the requirements of the Exchange, amend the terms upon which each Option shall become vested with respect to Shares without further approval of the Exchange, other regulatory bodies having authority over the Company or the Plan or the shareholders. For greater certainty, the board may amend the Plan and the terms and conditions of any Option thereafter to be granted without shareholder approval, unless shareholder approval is expressly required under any relevant law, rule or regulation, or the policies of the Exchange.

8.2 Retrospective Amendment

Subject to applicable regulatory approval and, if required by any relevant law, rule or regulation applicable to the Plan, to shareholder approval, the Board may from time to time retrospectively amend the Plan and, with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options which have been previously granted.

8.3 Termination

The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination. Notwithstanding the termination of the Plan, the Company, Options awarded under the Plan, Option Holders and Shares issuable under Options awarded under the Plan shall continue to be governed by the provisions of the Plan.

8.4 Agreement

The Company and every person to whom an Option is awarded hereunder shall be bound by and subject to the terms and conditions of the Plan. This Plan repeals and replaces any stock option plan adopted by the Company prior to the date hereof and any options awarded and outstanding under such prior plan shall hereafter be governed by the provisions of this Plan.

ARTICLE IX
Approvals Required for Plan

9.1 Effectiveness of Plan

The Plan is effective upon the shareholders of the Company approving the Plan.

9.2 Substantive Amendments to Plan

Any substantive amendments to the Plan shall be subject to the Company first obtaining the approvals, if required, of:

(a)

the shareholders or disinterested shareholders, as the case may be, of the Company at a general meeting where required by the rules and policies of the Exchange, or any stock exchange on which the Shares may then be listed for trading; and

(b)	the Exchange, or any stock exchange on which the Shares may then be listed for trading.

ARTICLE X
UNITED STATES REQUIREMENTS

10.1 Compliance with U.S. Securities Laws

No Option will be granted and issued unless the grant and issuance of such Option shall comply with all relevant provisions of applicable United States federal and state securities laws, including the availability of an exemption from registration for the issuance and sale of such Shares. The Company has no obligation to undertake registration under any United States federal or state laws of Options or the Shares issuable upon the exercise of Options.

As a condition to the exercise of an Option, the Board or Administrator may require the Optionee to make representations and warranties in writing at the time of such exercise in order to establish, to the satisfaction of the Company and its legal counsel, that the Shares to be issued on such exercise may legally be issued in compliance with all applicable United States federal and state securities laws. If required by applicable United States federal and state securities laws, a stop-transfer order against such Shares shall be placed on the share ledger books and records of the Company, and a legend indicating that the Shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, shall be stamped on the certificates representing such shares. The Board or Administrator also may require such other documentation as they, in their sole discretion, may from time to time determine to be necessary to comply with United States federal and state securities laws.

The Option Certificate in respect of the grant of any Options to persons who are U.S. Persons, as that term is defined in Rule 902 of Regulation S, will include the following statement:

This Option has not been registered under any U.S. federal or state law and may not be exercised except pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, and all applicable U.S. state securities laws, or pursuant to available exemptions from such registration requirements. In addition, shares issued on exercise of this Option by a U.S. resident will bear a U.S. form of restrictive legend and may not be resold except in compliance with such legend.

10.2. Non-Qualified Plan

No Option granted under the Plan will constitute an Incentive Stock Option as described in Section 422 of the Internal Revenue Code of 1986, as amended.

ON BEHALF OF THE BOARD

/s/ Lutz Klingmann
Lutz Klingmann, President

SCHEDULE “A”

GOLDEN QUEEN MINING CO. LTD.

STOCK OPTION PLAN

OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Golden Queen Mining Co. Ltd. (the “Company”) Stock Option Plan (the “Plan”) and evidences that _____________________________ (the “Holder”) is the holder of an option (the “Option”) to purchase up to _______________________________ common shares (the “Shares”) in the capital stock of the Company at a purchase price of $_________________________ per Share. Subject to the provisions of the Plan:

(a)	the Award Date of this Option is	; and

(b)	the Expiry Date of this Option is	.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Golden Queen Mining Co. Ltd.” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised. If the Optionee is an employee or consultant, the Optionee confirms that it is a bona fide employee or consultant, as the case may be.

The foregoing Option has been awarded this __ day of ____.

GOLDEN QUEEN MINING CO. LTD.

Per: ___________________________________________

SCHEDULE “A”
EXERCISE NOTICE

TO:	The Administrator, Stock Option Plan
c/o Golden Queen Mining Co. Ltd.
6411 Imperial Avenue
West Vancouver, BC V7W 2J5

1. EXERCISE OF OPTION

The undersigned hereby irrevocably gives notice, pursuant to the Golden Queen Mining Co. Ltd. (the “Company”) Stock Option Plan (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)	all of the Shares; or

(b)	____________of the Shares, which are the subject of the option certificate attached hereto. Calculation of total Exercise Price:

(i)	number of Shares to be acquired on exercise:		shares

(ii)	times the Exercise Price per Share:	$

	Total Exercise Price, as enclosed herewith:	$

The undersigned tenders herewith a cheque or bank draft (circle one) in the amount of $ , payable to Golden Queen Mining Co. Ltd. in an amount equal to the total Exercise Price of the Shares, as calculated above.

2. EXERCISE OF STOCK APPRECIATION RIGHT (Complete only if exercising stock appreciation rights]

The undersigned hereby irrevocably gives notice, pursuant to the Plan, of the exercise of the stock appreciation right provided under the Plan and accordingly, wishes to receive such number of Shares as calculated in accordance with the Plan. As consideration for the Shares, the undersigned hereby agrees to cancel [cross out inapplicable item]:

(a)	all of the Rights; or

(b)	________________________of the Rights.

2. DELIVERY OF SHARE CERTIFICATE

The Company is directed to deliver the share certificate evidencing the number of Shares to be issued to the undersigned pursuant to this Exercise Notice, to the undersigned at the following address:

___________________________________________

___________________________________________

All the capitalized terms, unless otherwise defined in this Exercise Notice, will have the meaning provided in the Plan.

DATED the ___ day of ________________________.

Witness	Signature of Option Holder

Name of Witness (Print)	Name of Option Holder (Print)

Proxy
ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

GOLDEN QUEEN MINING CO. LTD.
(the “Company”)

To be held at Suite 1200 – 750 West Pender Street, Vancouver, British Columbia on Wednesday May 28, 2008, AT 10:00AM

The undersigned shareholder (“Registered Shareholder”) of the Company hereby appoints, H. Lutz Klingmann, a Director of the Company, or failing this person, Edward L. Mayerhofer, solicitor for the Company, or in the place of the foregoing, _______________________ (print the name), as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED SHAREHOLDER SIGN HERE: ____________________________________

DATE SIGNED: ___________________________

Resolutions (For full details of each item, please see the Notice of Meeting and Management Proxy Circular accompanying this Proxy)

		For	Against	Withhold
1.	To elect as Director, H. Lutz Klingmann.		N/A
2.	To elect as Director, Edward G. Thompson.		N/A
3.	To elect as Director, Gordon C. Gutrath.		N/A
4.	To elect as Director, Chester Shynkaryk.		N/A
5.	To elect as Director, Landon Clay		N/A
6.	To ratify the appointment of BDO Dunwoody as independent auditors of the Company for the financial year ended December 31, 2008.		N/A
7.	To approve the Company’s 2008 stock option plan.			N/A
8.	To grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation to the previous resolutions.		N/A

THIS PROXY MUST BE SIGNED AND DATED.

SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare Investor Services Inc.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

(b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of Computershare Investor Services Inc.by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Computershare Investor Services Inc. Proxy Department 100 University Ave., 9th Floor Toronto Ontario M5J 2Y1 Fax: Within North America: 1-866-249-7775 Outside North America: (416) 263-9524